Nobel Learning Communities, Inc. Exhibit 99.1

Nobel Learning Communities, Inc.
The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, about such things as the
Company’s business, projected revenues, expenditures and operating and capital requirements.  Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Among the factors that could impact our ability to achieve our stated goals are competitive conditions in the pre-elementary and elementary school education and services industry, including advertising and tuition price sensitivity; various factors affecting occupancy levels, including, but not limited to, the reduction in or changes to the general labor force that would reduce the need or demand for private schools; the establishment of governmentally mandated universal pre-K programs that do not allow for participation by for-profit operators; our inability successfully to defend against or counter negative publicity associated with claims involving alleged incidents at our schools; and the acceptance of our newly developed schools and businesses and performance of recently acquired businesses.  Forward-
looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.
©

3 Agenda • Company Vision, History and Description • Review of Recent Changes • Growth Opportunities • Financial Review

To create an affordable alternative to public and secular
school systems through infant to 8
th
grade learning
communities that support the educational, enrichment
and wellness needs of students and their families.
NLCI Vision and Opportunity

– Founded in 1982 as Rocking Horse Child Care Centers
of America.  Transitioned to an operator of non-sectarian
private schools and provider of educational services.
– Company growth occurred primarily through small
acquisitions which were inconsistent in terms customer
base and geographic locations
– During the late 1990’s and early 2000’s the company
expanded broadly, purchasing a variety of education
businesses that did not share competencies or provide
operating and management synergies
NLCI Company History

For the Periods FY 99  through  FY 03.
The chart below summarizes NLCI’s controllable
investment allocation from FY 1999 through FY 2003
-0.20
0.00
0.20
0.40
0.60
0.80
1.00
"Controllable
Investment"
Revenue Operating Profit
Systems/Corp.
TES
Charter
TAC
HLA
Paladin Academy
Preschool & Elementary

7 NLCI has implemented significant changes over the past three years • New Management Team, Board and Bank

NLCI Board of Directors (External)
Director Experience FY Elected
Peter Havens Chairman, Baldwin Management, LLC FY 91
Steven Fink Vice Chairman, Knowledge Universe FY 03
Chairman of the Board - LeapFrog Enterprises
Joseph Harch Chairman, Harch Capital Management FY 03
Boards-Spring Group, plc; General Nutrition Ctrs, Inc.
David Warnock Founder & Partner - Camden Partners Holdings, LLC FY 03
Boards-Calvert Education Services; Concorde Career Colleges, Inc.;
Touchstone Applied Science Associates
Dr. Terry Crane Formerly VP, Info & Education Products at AOL; FY 04
(Non-executive Chairman President, Jostens Learning Corp/Compass Learning;
of the Board) SVP Worldwide Strategic Market Segments, Apple Computer
Ralph Smith Sr. Vice President, Annie E. Casey Foundation, FY 05
Formerly Professor, Law School of Univ. of Pennsylvania;
Chief of Staff and Counsel, Philadelphia School System;
Counsel, Congressional Black Causus
Michael Rosenthal Chairman & President, M.J. Rosenthal & Associates, FY 05
Formerly Managing Director, Wesray Capital Corp;
SVP and Managing Director Mergers and Acquisitions, DLJ
Richard Pinola Formerly Chairman, CEO, Right Management Consultants FY 05

George Bernstein, CEO President - Pearle Vision;  CFO and EVP Strategic
Planning - Cole National Corporation;  SVP,
General Manager - Things Remembered;  Bain and
Company
August, 2003
Jeanne Marie Welsko,
VP - Human Resources
VP - Human Resources Nova Care, Inc.;  VP -
Human Resources Mellon Retail Bank, Philadelphia
September, 2003
Osborne F. Abbey, Jr.
Ed.D.  VP - Education
Assistant Superintendent, Union, N.J. Public
Schools;  Superintendent, Bound Brook, N.J. Public
Schools;  Member, NJ Department of Education
December, 2003
Tom Frank, CFO CFO - Broder Bros. Co.; CFO and EVP Finance -
Mothers Work, Inc.
January, 2004
Patricia Miller, COO SVP Franchise Services - Sylvan Learning Centers;
VP Corporate Operations Nutri/System, Inc.
January, 2004
NLCI Executive Management

10 • New Management Team, Board and Bank • Focus on our core business NLCI has implemented significant changes over the past three years

0.00
0.20
0.40
0.60
0.80
1.00
Non-Core Business
Core Business Operating
Pre-K to 8 Schools
NLCI has refocused investment allocation on our core
business of operating private schools
Operating
Profit
FY 99 - 03
Controllable
Investments
FY 99 - 03
Controllable
Investments
FY 2005

12 Pre-School Pre-School Pre-School Pre-School Elementary School Middle School Paladin Program Our growth will focus on filling existing geographic school clusters and creating new ones

0
20
40
60
80
100
120
Pre-Schools Elem. Schools Elem./Middle
Schools
High Schools
HLA
Special
Education
(Paladin
Academy)
NLCI operated 149 schools at FYE 2005, 90% of which are
now consistent with our core business
108
28
5 6
2/11
Clinics
Schools

The top 40 providers account for only 25% of for-profit center revenues
Source: Childcare Exchange
The preschool industry is very fragmented, with the market
leader accounting for approximately 2.5% market share.
Nobel has opportunity to grow.
= ~10% of Top 40 Providers Capacity
US For Profit Child Care and Pre-School Market Revenue
(Based on 2003 Data)
0
500
1,000
1,500
2,000
2,500
$- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600
Revenue ($ Mn)
La Petite Academy
Learning Care
Group, Inc.
Bright Horizons
Family Solutions
Knowledge
Learning Corp
Nobel

Multi-Unit For Profit K-8 School Providers
(5)
-
5
10
15
20
25
30
35
40
45
$- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000
Estimated Revenue
($ 000)
Nobel
Aspen
Challenger Educational
Services of
America
Stratford
Pine Crest
Brookfield*
2,500 Students
* Brookfield is owned by Bright Horizons
Source: Lochridge & Company Survey
NLCI is currently the largest operator of for-profit
elementary schools in the U.S.

Chesterbrook Academy
A Nobel Learning Community

Bethesda Country Day School™
A Nobel Learning Community

BRIGHTON™
A Nobel Learning Community

Rainbow Bridge Schools
Established 1979
A Nobel Learning Community

North Raleigh Country Day School™
A Nobel Learning Community

Houston Learning Academy
A Nobel Learning Community

The Town & Country School of Vienna™
A Nobel Learning Community

Carefree Learning Center™
A Nobel Learning Community

Camp Zone
A Nobel Learning Communities Camp Program

Evergreen Academy™
A Nobel Learning Community

Touchstone School™
A Nobel Learning Community

Merryhill School™
Established 1949
A Nobel Learning Community

Paladin Academy®
A Nobel Learning Community

Lake Forest Park Montessori™
A Nobel Learning Community

16 We operate under multiple brands

• There is exceptionally strong opportunity to grow our core business.
– 325 additional elementary schools
– 1475 additional pre-schools
• We have developed a site analysis model to identify high potential individual school locations and areas that can support school clusters based on the market traits of our most successful schools/clusters.
• We are identifying our most promising markets for clustering and mapping “hot spots” within each market.
Our real estate analysis shows the domestic market
opportunity for our existing core business potential is
1800 schools.

18 NLCI operates in 13 states. Our focus is on technical and professional economies.

NLCI operates a predominantly private pay model and
focuses on meeting the educational, enrichment and
lifestyle needs of students and their families
• 96% of our revenue is private pay
• We offer one stop shopping for busy families
– School day programs
– Before and after school programs
– Enrichment courses
– Athletic programs
– Summer camps
– GAP camps
– Transportation to and from public schools and NLCI cluster schools

12.0 12.6 8
th
Grade
8.7 9.0 7
th
Grade
9.6 8.5 6
th
Grade
8.1 7.5 5
th
Grade
6.1 7.0 4
th
Grade
4.8 5.0 3
rd
Grade
3.5 3.9 2
nd
Grade
2.5 2.8 1
st
Grade
1.3 1.4 Kindergarten
Math Reading Grade Level
*
These median scores reflect grade level equivalents of achievement for the 02/03 school year.  For example: a 3rd Grade Reading score of 5.0 equals a 5th Grade Reading Level.
Our elementary schools emphasize value and accountability
for educational outcomes and NLCI students exceed
national grade level equivalents on standardized tests*

NLCI has implemented significant changes over the past
three years
• New Management Team, Board and Bank
• Focus on our core business
• Growth in comparable school tuition for first time in 3+ years
(constant tuition dollars)

NLCI has achieved positive comparable school revenue
growth
FY 2002 FY 2003 FY 2004 FY 2005
5%
0%
(10%)
(2.3%)
+0.7%
(1.2%)
(6.3%)
Comparable School Revenue in Constant Tuition Dollars*
*Based on a 52 week fiscal year; Comparable schools open over the entire period FY02-FY05

NLCI has implemented significant changes over the past
three years
• New Management Team, Board and Bank
• Focus on our core business
• Growth in comparable school tuition for first time in 3+ years
(constant tuition dollars)
• NLCI performance has improved significantly
– Stronger, simpler capital structure
– Increased profitability
– Improved stock price
• NLCI has recently developed a five year strategic plan that focuses on growing our company

Our strategy to grow the company and increase long term
shareholder value focuses on our base business
• Grow revenue and margin in our school based pre-K model
• Extend our market leadership in the for-profit K-8 school segment
• Enhance revenue streams from education based products and
services that we can control and sell to pre-K through 8
th
students
through our schools.

Nobel Learning Communities, Inc. Financial Results

• Retired all $10,000,000 of 13.25% Senior Subordinated Notes
• Increased size of our Senior Revolving Credit facility to $10,000,000
• Improved interest rate matrix on our Senior Credit facility
• Converted 100% of Preferred Series A and Preferred Series C to
common stock
NLCI simplified and strengthened our capital structure
during fiscal 2005

Total Debt
$40.2
$35.5
$25.3
$15.5
$14.3
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
2002 2003 2004 2005 2006 Q2
Fiscal Year End
NLCI debt is down and free cash flow is up
Free Cash Flow
$1.9
$3.1
$5.3
$7.8
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
2002 2003 2004 2005
Fiscal Year End
Free Cash Flow = cash from operations less capital expenditures

Gross Profit
(Based on 52 week fiscal year)
$18.7
$19.9
$21.8
$0.0
$10.0
$20.0
$30.0
2003 2004 2005
NLCI gross profit and net income are improving
Net Income
(Before effect of TES reserve in FY 2005)
-$11.5
-$6.1
$3.4
-$13.0
-$10.0
-$7.0
-$4.0
-$1.0
$2.0
$5.0
2003 2004 2005
Fiscal Year Ended
Gross Profit and Earnings Trends should be reviewed in conjunction with the Financial
Statements and Notes thereto filed with the SEC for the year ended July 2, 2005.
12.5% 12.8% 13.2%
Fiscal Year End

($0.30)
($0.42)
($0.18)
($0.11)
($0.53)
$0.07
$0.10
$0.12
$0.11
$0.10
$0.06
($1.11)
($0.76)
$0.20
($1.50)
($1.00)
($0.50)
$0.00
$0.50
Q1 Q2 Q3 Q4
NLCI EPS trend has improved steadily
2003
2005 ¹
2004
1
Third quarter Fiscal 2005 includes effect of TES reserve $0.10
Fiscal Year July - June
2006

Dollars Per Share
2/3/2003
4/3/2003
6/3/2003
8/3/2003
10/3/2003
12/3/2003
2/3/2004
4/3/2004
6/3/2004
8/3/2004
10/3/2004
12/3/2004
2/3/2005
4/3/2005
6/3/2005
8/3/2005

Monthly Closing Price
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Week Ended
NLCI stock price has reacted favorably to our strategy
and focus
Management and Board
Changes Initiated